UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 2 to

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2022

Chicken Soup for the Soul Entertainment, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38125	81-2560811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 E. Putnam Avenue, Floor 2W, Cos Cob, CT	06807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 398-0443

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Holdco under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	CSSE	The Nasdaq Stock Market LLC
9.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.0001 par value per share	CSSEP	The Nasdaq Stock Market LLC
9.50% Notes due 2025	CSSEN	The Nasdaq Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class W Warrants to purchase Class A Common Stock	CSSEW	OTC Markets
Class Z Warrants to purchase Class A Common Stock	CSSEZ	OTC Markets

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

As previously disclosed in the Current Report on Form 8-K amended hereby, on August 11, 2022, the Company consummated its acquisition of Redbox through a series of mergers under the terms of the previously disclosed Merger Agreement, dated as of May 10, 2022, by and among the Company, Redbox, RB First Merger Sub Inc., a Delaware corporation and direct wholly owned subsidiary of the Company (“Merger Sub Inc.”), RB Second Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub LLC”), Redwood Opco Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Opco Merger Sub LLC”), and Redwood Intermediate LLC, a Delaware limited liability company (“Opco LLC”).

In accordance with the terms of the Merger Agreement, (i) at the time the First Company Merger (as defined below) became effective (“Effective Time”), (A) Merger Sub Inc. merged (the “First Company Merger”) with and into Redbox, with Redbox continuing as the surviving entity (the “Surviving Corporation”); and (B) simultaneously with the First Company Merger, Opco Merger Sub LLC merged (the “Opco Merger”) with and into Opco LLC, with Opco LLC continuing as the surviving entity; and (ii) immediately following the First Company Merger and Opco Merger, the Surviving Corporation merged with and into Merger Sub LLC (the “Second Company Merger” and, together with the First Company Merger, the “Integrated Mergers,” and the Integrated Mergers together with the Opco Merger, the “Mergers”), with Merger Sub LLC continuing as the surviving entity and a wholly owned subsidiary of the Company.

In accordance with the terms of the Merger Agreement, at the Effective Time, (i) each share of Class A common stock of Redbox, par value $0.0001 per share (the “Redbox Class A Common Stock”), was cancelled and exchanged for 0.087 shares (the “Exchange Ratio”) of Company Class A Common Stock, (ii) each unit of Opco LLC was converted into 0.087 shares of Company Class A Common Stock and (iii) each share of Class B common stock of Redbox, par value $0.0001 per share (the “Redbox Class B Common Stock”), was cancelled for no additional consideration.

At the Effective Time the vested and unvested restricted stock units of Redbox (each “Redbox RSU Award”) that were outstanding immediately prior to the Effective Time was converted into that number of shares of Company Class A Common Stock equal to the Exchange Ratio multiplied by the number of vested and unvested Redbox RSU Awards held by each holder immediately prior to the Effective Time.

The obligations of Redbox under its outstanding public warrants and private warrants (collectively, the “Assumed Warrants”) were assumed by the Company but the Assumed Warrants now evidence the right to receive upon valid exercise thereof shares of Company Class A Common Stock equal to the product of (A) the number of shares of Redbox Class A Common Stock that were subject to such warrant immediately prior to the Effective Time and (B) the Exchange Ratio, as further described under Item 3.03, below.

The foregoing description of the Merger Agreement and the Mergers do not purport to be complete and is qualified in its entirety by the Merger Agreement, which was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 12, 2022.

Item 8.01.	Other Items.

On August 11, 2022, the Company and Redbox issued a joint press release announcing the closing of the Mergers under the Merger Agreement. A copy of the press release was filed as Exhibit 99.1 to the Current Report on Form 8-K amended hereby and is incorporated herein by reference. Such press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section.

Attached as Exhibit 99.1 to another Current Report filed on November 15, 2022, was an investor presentation that the Company plans to use for public relations and other purposes, which is incorporated herein by reference.

The Current Reports on Form 8-K as amended hereby, the press release, and investor presentation contain statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth therein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited financial statements of Redbox Entertainment, Inc. as of and for the years ended December 31, 2021 and 2020, and the related notes to the financial statements, were filed by Redbox under its Annual Report on Form 10-K, filed with the SEC on April 15, 2022, and are incorporated herein by reference.

The unaudited financial statements of Redbox Entertainment, Inc. as of and for the three and six months ended June 30, 2022, and the related notes to the financial statements, were filed by Redbox under its Quarterly Report on Form 10-Q, filed with the SEC on August 12, 2022, and are incorporated herein by reference.

The audited financial statements of Sonar Entertainment, Inc. as of and for the years ended December 31, 2020 and 2019, and the related notes to the financial statements, were filed under the Company’s Amendment No. 1 to Current Report on Form 8-K, filed with the SEC on June 11, 2021, and are incorporated herein by reference.

(b)	Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma financial information as of and for the nine months ended September 30, 2022 and for the year ended December 31, 2021 are filed as Exhibit 99.3 to this Amendment and are incorporated herein by reference.

(b)	Exhibits:

Exhibit Number	Description
2.1†*	Merger Agreement, dated as of May 10, 2022, by and among Chicken Soup for the Soul Entertainment, Inc., RB First Merger Sub Inc., RB Second Merger Sub LLC, Redwood Opco Merger Sub LLC, Redbox Entertainment Inc. and Redwood Intermediate LLC.

3.1**	Certificate of Formation of RB Second Merger Sub LLC (survivor company of the Mergers)

3.2**	Certificate of Merger of Redbox Entertainment Inc. with and into RB Second Merger Sub LLC, with RB Second Merger Sub LLC as the Surviving Company

3.3**	Limited Liability Company Operating Agreement of RB Second Merger Sub LLC (survivor company of the Mergers)

4.1**	Warrant Assumption and Amendment Agreement by and among Chicken Soup for the Soul Entertainment Inc., Redbox Automated, LLC, the Lenders named therein, and HPS Investment Partners, LC, as administrative agent and collateral agent for the Lenders.

4.2†**	HPS Warrant Agreement, dated as of August 11, 2022.

10.1†**	Amended and Restated Credit Agreement by and among Chicken Soup for the Soul Entertainment, Inc., Redbox Automated LLC, the Lenders named therein, and HPS Investment Partners, LLC, as administrative agent for the Lenders.

99.1**	Joint Press Release Announcing Consummation of Mergers, dated August 11, 2022.

99.2***	Investor Presentation

99.3****	Unaudited Pro Forma Consolidated Financial Information for the Company (giving effect to the acquisition of Redbox) as of and for the nine months ended September 30, 2022 and as of and for the year ended December 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Previously filed as an exhibit to the Amendment No. 1 to Current Report on Form 8-K, filed with the SEC on May 12, 2022.

†	Certain of the exhibits and schedules to this agreement have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

**	Previously filed as an exhibit to the Current Report on Form 8-K, filed with the SEC on August 12, 2022, which is amended hereby.

***	Previously filed as an exhibit to the Current Report on Form 8-K, filed with the SEC on November 15, 2022.

****	Filed herewith.

†	Certain of the exhibits and schedules to this agreement have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2022	CHICKEN SOUP FOR THE SOUL ENTERTAINMENT, INC.

	By:	/s/ William J. Rouhana, Jr.
Name: William J. Rouhana, Jr.
Title: Chief Executive Officer